NSI

www.nationalservice.com

L & C SpinCo

HOLOPHANE

ZEP

ENFORCER

SELIG INDUSTRIES

Bond Holder Presentation September 2001

Safe Harbor Statement

This presentation includes forward-looking statements regarding: (a) expected accelerated growth in revenue and earnings; (b) anticipated financial flexibility associated with NSI's unlevered balance sheet; (c) increased margins and continued product development and promotion in the Lighting Group; (d) anticipated growth in the lighting and chemicals markets over the next three years; (e) the impact of initiatives such as sourcing, the consolidation of the chemical businesses, the Six Sigma program, and technology initiatives on future profitability and cash flow; (f) the anticipated completion date of the transaction; (g) expected charges related to the transaction; and (h) expected future revenues, earnings, corporate overhead, cash flow, assets, working capital, debt, debt-to-capitalization ratios, capital structures, tax rates, debt ratings, and dividend policies of the separate companies. A variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in the company's forward looking statements, including without limitation: (a) the timing of the Securities and Exchange Commission's approval of Form 10; (b) final board of director approval of the transaction; (c) the uncertainty of general business and economic conditions, including the potential for a more severe slowdown in non-residential construction awards, interest rate changes, and fluctuations in commodity and raw material prices; (d) unexpected developments and outcomes in the company's legal and environmental proceedings; and (e) the level of success of strategic and operational initiatives, including the achievement of synergies related to acquisitions, reorganizations, and the consolidation of the chemical businesses, the achievement of reductions in net working capital, the achievement of reductions in total spending through improved purchasing processes and Internet-based tools and methods, the achievement of sales growth through a combination of new technology, increased pricing, enhanced sales forces, new products, improved customer service, market penetration, and enhanced branding.

Creation of Two Independent Companies to Improve Focus, Visibility, and Growth

- Different growth strategies
- Distinct capital structures
- Focused management teams

↓

Enhanced shareholder value

NSI

Different Growth Strategies

SpinCo	NSI
Lighting and Chemicals	**Textile Rental and Envelopes**
• Commercial, industrial, and governmental customers • North American customer base • International customer base • Growing retail customer presence • Combination of commissioned company sales forces and independent agencies • National and international manufacturing and logistics capabilities • Centralized operations • Larger markets - $20B	• Commercial customers • Southeast and East Coast customer base • Salaried and commissioned sales forces • Primarily regional manufacturing and logistics capabilities • Decentralized operations • Smaller markets - $7B
Internal growth strategy	External growth strategy

Distinct operational focus

Distinct Capital Structures

NSI Today

SpinCo | NSI

HOLOPHANE

ZEP

SELIG

ENFORCER

Fiscal 2000 Proformas

SpinCo		NSI
$2.0B	Revenues	$0.5B
$179M	EBIT	$29M
$58M	D&A	$25M
$1.4B	Assets	$0.4B
$636M	Debt	$5M
$443M	Net book value	$225M
40%	*Estimated tax rate*	40%
$.60	*Estimated dividends/share*	$.04

NSI

Focused Management Teams

ENFORCER

SpinCo - James S. Balloun, CEO

- NSI's chairman, president, and chief executive officer since 1996
- Spent a total of 31 years with McKinsey & Co. in San Francisco, Tokyo, and Atlanta

NSI - Robert S. Jepson, Jr., CEO

- Chairman and chief executive officer of Kuhlman Corporation (NYSE) from 1993 until 1999
- Chairman and chief executive officer of The Jepson Corporation (NYSE) from 1983 until 1989

SpinCo management:

- Brock A. Hattox, EVP & CFO
- Kenyon W. Murphy, SVP & General Counsel
- Joseph G. Parham, Jr., SVP, Human Resources
- Kenneth W. Honeycutt, President, Lithonia Lighting
- John K. Morgan, President , Holophane
- James H. Heagle, President, Zep Group

NSI management:

- Vernon J. Nagel, EVP & CFO
- Richard A. Walker, EVP & CAO
- Richard W. LeBer, President, National Linen Service
- J. Randolph Zook, President, Atlantic Envelope Company

NSI Post-Spin

- Stabilized operating platforms
  - Investments
  - Performance
- Finalized strategies
- Unlevered balance sheet and reduced dividend
- Market leadership positions



2000 Revenues
$543 Million

SpinCo

- Operating company management structure
- Strong and complementary cash flows
- Leaders in large and stable markets
- Internal growth strategies


SELIG
ENFORCER
zep
HOLOPHANE

2000 Revenues
$2.0 Billion

SpinCo Management Structure

From holding company structure to operating company structure...

Current



CEO
HR
CFO
Legal
Develop.
EVP
Lighting
Chemical
AECO
Linen

Senior Staff

93 Corporate Staff

Future



CEO
Chem.
Lithonia
Holo.
HR
CFO
Legal

Leadership Team

31 Corporate Staff

SpinCo - Strong Cash Flows

Revenues ($ Billions) | **EBITDA** ($ Millions)



$1.2
$1.4
$1.6
$1.7
$2.0
'96
'97
'98
'99
'00
Chemicals
Lighting
$138
$149
$174
$200
$251
'96
'97
'98
'99
'00

13% 4-Year CAGR | 16% 4-Year CAGR

NSI

Impact of Split on SpinCo's Cash Flows

($ Millions)

Proformas	Cash Flow Addition/(Loss) 1998	1999	2000
Absence of NLS & AECO			
EBITDA	($60)	($80)	($55)
CAPEX	35	34	44
Acquisitions	34	20	10
Controlled W/C	2	6	(6)
Taxes	16	20	11
Business unit cash flows	27	-	4
Reduced dividends	27	27	29
Reduced corporate overhead	6	6	6
Incremental cash flow	$60	$33	$39

NSI

Lighting's Advantages with Customers

HOLOPHANE

Project oriented



- Product breadth
- Service & availability
- Competitive cost structure

Stock and flow



- Network of electrical distributors
- Outstanding logistics support

NSI

Lighting - "Best Value in Lighting and Lighting Solutions"



Market Size
$1.5B
$9.1B
Lithonia Ranked #1
Market Growth
11%
5%
Last 5 Years
5%
1%
Next 3 Years (Estimated)
Lithonia
Lighting Market

Lighting's Direction

HOLOPHANE


ComericA

- New market segments
- Pricing
- Cost reduction initiatives
- Group integration
- Product leadership
- E-business enhancements

NSI

Chemicals' Advantages with Customers

ZEP SELIG INDUSTRIES ENFORCER

Industrial



- Network of reps
- Zep brand
- Broad product line

Retail


JANITORIAL SUPPLIES

- Zep brand
- Broad product line

Chemicals - "Measurably Better Value in Cleaning & Maintenance"

ZEP SELIG INDUSTRIES ENFORCER



Market Size
$10.5B
$0.5B
Zep Group
Ranked #4
Market Growth
7%
5%
6%
4%
Last 5 Years
Next 3 Years
(Estimated)
Zep Group
Chemicals Market

NSI

Chemicals' Direction



- Improve sales force effectiveness
- Market segment initiatives
- Strengthen home center relationships in retail
- Efficient operating platform
- Refocus internationally

SpinCo - Internal Growth Strategy

- Corporate overhead reduction
- Working capital
- Technology
- Six Sigma
- Sourcing

NSI

SpinCo - Sourcing


($ Millions)
2000 Estimated Expenditures
$2,022
($135)
($531)
($58)
$63
$1,361
$381
Est. Indirect
Spend
$980
Est. Direct
Spend
Total
Revenue
Op.
Income
Salaries
&
Benefits
Depr.
&
Amort.
CAPEX
Total
External
Purchases

Estimated 3-5% Savings on Direct Spend

NSI

SpinCo - Supportive Financial Policies

	Proformas 1999	Proformas 2000	Target
• EBITDA Interest Coverage	12x	5x	10x
• FOCF/Total Debt	20%	0%	20%
• Debt-to-Capital	56%	59%	40%

Future annual dividends are expected to remain flat at 60 cents a share

NSI

SpinCo Transaction Summary

Structure:	Tax-free spin-off; subject to final approval by Board of Directors and other customary conditions
Shares:	One share of SpinCo for each share of NSI stock owned
Timing:	Estimated to be completed on October 31
Capital structure:	Targeted investment-grade profiles
Dividend:	Both companies will continue to pay dividends: • NSI expected to pay 4 cents annually • SpinCo expected to pay 60 cents annually

NSI

SpinCo

- Strong and complementary cash flows
- Leaders in large and stable markets
- Internal growth strategies

NSI

www.nationalservice.com

L & C SpinCo

HOLOPHANE

ZEP

ENFORCER

SELIG INDUSTRIES